SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):                                                    December 26, 2002

ROCK OF AGES CORPORATION
(Exact name of registrant as specified in its charter)

Delware (State or Other Jurisdiction of Incorporation)	0-29464 (Commission File Number)	03-0153200 (I.R.S. Employer Identification Number)

772 Graniteville Road, Graniteville, Vermont  05654
(Address of Principal Executive Office)                                             (Zip Code)

(Registrant's Telephone Number, Including Area Code)      (802) 476-3121

NONE
(Former Name or Former Address, if Changed Since Last Report)

ROCK OF AGES CORPORATION

FORM 8-K

ITEM 5.   OTHER EVENTS

On December 26, 2002 the Registrant announced that its Board of Directors voted to increase the Company's common stock repurchase authorization from 500,000 to 1,000,000 shares.

On December 26, 2002, the Registrant issued a press release, attached as Exhibit 99.1. The information contained in the press release is incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 99.1 - Press Release dated December 26, 2002.

ROCK OF AGES CORPORATION

FORM 8-K

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      ROCK OF AGES CORPORATION

Dated: December 26, 2002                                                                                           By: /s/Kurt M. Swenson
                                                                                                                                       Kurt M. Swenson
                                                                                                                                       Chairman
                                                                                                                                       and Chief Executive Officer